UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CADENCE BANCORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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CADENCE	You May Vote Your Proxy When You View The
BANCORPORATION	Material On The Internet. You Will Be Asked
c/o Continental Proxy Services	To Follow the Prompts To Vote Your Shares.
1 State Street, New York NY 10004

Cadence Bancorporation
2800 Post Oak Boulevard, Suite 3800
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
to be held on
May 7, 2020

* Stockholders are cordially invited to attend the Annual Meeting and vote in person.
At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2020 Annual Meeting of Stockholders of Cadence Bancorporation will be held at Williams Tower Conference Center, 2nd Floor, 2800 Post Oak Boulevard, Houston, Texas 77056*, on Thursday, May 7, 2020 at 11:00 a.m., local time.

Proposals to be considered at the Annual Meeting:

(1)	The election of William B. Harrison, Jr. and Joseph W. Evans as Class III Directors, each to serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders;

(2)	An amendment to the Second Amended and Restated Certificate of Incorporation to declassify the Board of Directors;

(3)	An amendment to the Second Amended and Restated Certificate of Incorporation to eliminate a supermajority vote provision;

(4)	An amendment to the Second Amended and Restated Certificate of Incorporation to eliminate obsolete provisions;

(5)	An advisory vote on the compensation of the Company’s named executive officers;

(6)	The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020; and

(7)

Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6.

*As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available in the Investor Relations section of our website at www.cadencebancorporation.com under “Annual Meeting of Stockholders.”

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

CONTROL NUMBER

The Proxy Materials are available for review at:

    https://www.cstproxy.com/cadencebank/2020

CADENCE BANCORPORATION

2800 Post Oak Boulevard, Suite 3800

Houston, Texas 77056

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be Held on May 7, 2020

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/cadencebank/2020

–	the Company’s Annual Report for the year ended December 31, 2019.
–	the Company’s 2019 Annual Review.
–	the Company’s 2020 Proxy Statement.
–	the Proxy Card.
–	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 23, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791

or

By logging on to https://www.cstproxy.com/cadencebank/2020

or

By e-mail at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.